UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1620 Beacon Place

Oxnard, California 93033

(Address of principal executive offices) (Zip Code)

(805) 824-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On February 25, 2021, CURE Pharmaceutical Holding Corp. (the “Company”) obtained and entered into a Consent and Waiver Agreement (the “Consent and Waiver”) to that certain Securities Purchase Agreement, dated as of October 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between the Company and an institutional investor (the “Investor”), pursuant to which the Investor purchased a Series A Note and a Series B Note (collectively, the “Notes”).

Pursuant to the Consent and Waiver, the Investor has agreed to waive the applicable provisions of the Purchase Agreement and the Notes with respect to the issuance of 1.5 million shares Common Stock and/or options to purchase Common Stock of the Company to consultants and other service providers of the Company and its subsidiaries from time to time and shall hereafter be deemed to be Excluded Securities (as defined in each of the Purchase Agreement and the Notes).

The Company will reimburse Kelley Drye & Warren, LLP (counsel to the Investor), a non-accountable amount of $5,000 for the costs and expenses incurred by it in connection with preparing and delivering the Consent and Waiver.

The foregoing summary of the Consent and Waiver and the transaction contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Consent and Waiver which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 8.01 Other Events.

On February 23, 2021, CURE Pharmaceutical Holding Corp. issued a press release titled “CURE Pharmaceutical Announces the Initiation of Clinical Trials for Erectile Dysfunction Product CUREfilm Blue™”. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Consent and Waiver Agreement, dated February 25, 2021, by and between the Company and Ionic Ventures, LLC.
99.1	Press Release, dated February 23, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Dated: February 25, 2021	By:	/s/ Robert Davidson
Robert Davidson
Chief Executive Officer

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